UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 26, 2026	(March 23, 2026)
Federal Home Loan Bank of Cincinnati
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51399	31-6000228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(513) 852-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Federal Home Loan Bank of Cincinnati (the "FHLB") obtains most of its funds from the sale of debt securities, known as Consolidated Obligations, in the capital markets. Consolidated Obligations, which consist of Consolidated Bonds ("Bonds" on Schedule A) and Consolidated Discount Notes, are by regulation of the Federal Housing Finance Agency the joint and several obligations of the 11 Federal Home Loan Banks. Consolidated Obligations are sold to the public through the Office of Finance, a joint office of the Federal Home Loan Banks, using authorized securities dealers. Consolidated Obligations are backed only by the financial resources of the 11 Federal Home Loan Banks and are not guaranteed by the United States government.

Schedule A sets forth all Consolidated Bonds committed to be issued by the Federal Home Loan Banks for which the FHLB is the primary obligor, on the trade dates indicated. Schedule A also includes Consolidated Bonds with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank since our last Current Report under this Item 2.03. Because of their short-term maximum maturities of 360 days, Consolidated Discount Notes issued in the ordinary course of business are not included on Schedule A.

We may elect to change our method of reporting information on the issuance or assumption of Consolidated Obligations at any time. In reviewing the information in this Current Report, please note:

▪ although Consolidated Obligations issuance is material to the FHLB, we have not made a judgment as to the materiality of any particular Consolidated Obligation or Obligations;

▪ Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) into which we may enter or have entered as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported Consolidated Bonds;

▪ Schedule A will not enable a reader to track changes in the total Consolidated Bonds outstanding for which we are the primary obligor because Schedule A does not reflect whether the proceeds from the issuance of the reported Consolidated Bonds will be used to, among other things, satisfy called or maturing Consolidated Obligations. We will report the total Consolidated Obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission;

▪ the principal amounts reported on Schedule A represent the principal amount of the reported Consolidated Bonds at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions; and

▪ Schedule A does not describe types and styles of Consolidated Bonds that are not issued on behalf of, or assumed by, the FHLB as primary obligor, but that may be issued on behalf of other Federal Home Loan Banks as primary obligors.

Schedule A

Trade Date	CUSIP	Settlement Date	Maturity Date	Next Pay Date	Call Type (1)	Call Style (2)	Rate Type/ Rate Sub-Type (3)(4)	Next Call/ Amort Date	Coupon Percent	FHLBank Par ($)
3/23/2026	3130AV5P3	3/25/2026	3/8/2030	9/8/2026	Non-Callable		Fixed Constant		4.375	$35,000,000
3/23/2026	3130BA2G1	4/7/2026	4/7/2036	10/7/2026	Optional Principal Redemption	American	Fixed Constant	10/7/2026	5.300	$35,000,000
3/23/2026	3130BA2H9	4/8/2026	4/8/2041	10/8/2026	Optional Principal Redemption	American	Fixed Constant	4/8/2027	5.650	$16,500,000
3/23/2026	3130BA2J5	4/7/2026	4/7/2036	10/7/2026	Optional Principal Redemption	American	Fixed Constant	4/7/2027	5.200	$20,000,000
3/23/2026	3130BA2J5	4/7/2026	4/7/2036	10/7/2026	Optional Principal Redemption	American	Fixed Constant	4/7/2027	5.200	$32,000,000
3/23/2026	3130BA2K2	4/9/2026	4/9/2046	10/9/2026	Optional Principal Redemption	American	Fixed Constant	4/9/2027	5.850	$20,500,000
3/24/2026	3130B9L40	3/26/2026	3/14/2036	9/14/2026	Non-Callable		Fixed Constant		4.125	$15,000,000
3/24/2026	3130B9ZG8	3/30/2026	3/30/2028	9/30/2026	Optional Principal Redemption	European	Fixed Constant	3/30/2027	4.000	$10,000,000
3/24/2026	3130BA2T3	3/30/2026	3/30/2028	9/30/2026	Optional Principal Redemption	European	Fixed Constant	3/30/2027	4.000	$15,000,000
3/24/2026	3130BA2T3	3/30/2026	3/30/2028	9/30/2026	Optional Principal Redemption	European	Fixed Constant	3/30/2027	4.000	$15,000,000
3/24/2026	3130BA2T3	3/30/2026	3/30/2028	9/30/2026	Optional Principal Redemption	European	Fixed Constant	3/30/2027	4.000	$20,000,000
3/24/2026	3130BA2W6	4/20/2026	4/7/2031	10/7/2026	Optional Principal Redemption	Bermudan	Fixed Constant	5/7/2026	5.000	$10,000,000
3/24/2026	3130BA2W6	4/20/2026	4/7/2031	10/7/2026	Optional Principal Redemption	Bermudan	Fixed Constant	5/7/2026	5.000	$10,000,000
3/24/2026	3130BA2W6	4/20/2026	4/7/2031	10/7/2026	Optional Principal Redemption	Bermudan	Fixed Constant	5/7/2026	5.000	$30,000,000
3/24/2026	3130BA2X4	3/30/2026	3/30/2028	9/30/2026	Optional Principal Redemption	European	Fixed Constant	3/30/2027	4.010	$15,000,000
3/24/2026	3130BA3D7	4/7/2026	4/7/2033	10/7/2026	Optional Principal Redemption	American	Fixed Constant	4/7/2027	4.900	$10,000,000
(1) Call/Amortization Type Description:

Optional Principal Redemption Bonds (Callable Bonds) may be redeemed by the FHLB in whole or in part at its discretion on predetermined call dates, according to the terms of the Bond.
Indexed Amortizing Notes (Indexed Principal Redemption Bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the Bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the Bond.

(2) Call Style Description:

Indicates whether the Bond is redeemable at the option of the FHLB, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American Bonds are redeemable continuously on and after the first redemption date until maturity.
Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.
European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
Multi-European Bonds are redeemable on particular dates only.

(3) Rate Type Description:
Fixed Bonds generally pay interest at constant fixed rates over the life of the Bond, according to the terms of the Bond.
Variable Bonds may pay interest at different rates over the life of the Bond, according to the terms of the Bond.

(4) Rate Sub-Type Description:

Constant Bonds generally pay interest at fixed rates over the life of the Bond, according to the terms of the Bond.
Single Index Floater Bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the Bond.
Step Down Bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the Bond, according to the terms of the Bond.
Step Up Bonds generally pay interest at increasing fixed rates for specified intervals over the life of the Bond, according to the terms of the Bond.
Step Up/Down Bonds generally pay interest at various fixed rates for specified intervals over the life of the Bond, according to the terms of the Bond.
Zero Coupon Bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the Bond, with principal and interest paid at maturity; or upon redemption to the extent exercised prior to maturity.
Capped Floater Bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the Bond.
Dual Index Floater Bonds have an interest rate determined by two or more indices, according to the terms of the Bond.
Leveraged/Deleveraged Bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the Bond: multiplier > 1 — leveraged; multiplier < 1 — deleveraged.
Inverse Floater Bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the Bond.
Stepped Floater Bonds pay interest based on an increasing spread over an index, according to the terms of the Bond.
Range Bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the Bond.
Ratchet Floater Bonds pay interest subject to increasing floors, according to the terms of the Bond, such that subsequent coupons may not be lower than the previous coupon.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati
March 26, 2026	By:	/s/ J. Christopher Bates
Name: J. Christopher Bates
Title: Senior Vice President, Chief Accounting Officer